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                             SECURITIES AND EXCHANGE
                                   COMMISSION
                             Washington, D.C. 20549
                                  ____________

                                    FORM 8-K
                                  ____________

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of Earliest Event Reported): May 1, 2005
                                  ____________

                               RGC RESOURCES, INC.
             (Exact name of Registrant as specified in its charter)
                                  ____________

             Virginia              000-26591                54-1909697
         (State or other          (Commission              (IRS Employer
         jurisdiction of          File Number)             Identification No.)
         incorporation)

            519 Kimball Ave., N.E.
               Roanoke, Virginia                       24016
      (Address of principal executive offices)       (Zip Code)

          Registrant's telephone number, including area code: 540-777-4427

          (Former name or former address, if changed since last report)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 240.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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



ITEM 1.01.     ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

               As of May 1, 2005, RGC Resources, Inc. (the "Company") entered into a Change in Control Agreement with each of Mr. Howard T. Lyon and Ms. Dale P. Moore that provides certain benefits to each in the event of a "Change in Control." For purposes of each agreement, a "Change in Control" occurs when (i) any person or entity becomes the beneficial owner of at least 50% of the combined voting power of the Company's voting securities; (ii) any person or entity becomes the beneficial owner of at least 50% of the voting securities of the surviving entity following a merger, recapitalization, reorganization, consolidation or sale of assets by the Company; or (iii) the Company is liquidated or sells substantially all of its assets. In the event that his or her employment with the Company is terminated within 24 months of the date of a Change in Control, unless the termination is (a) because of his or her death or disability, (b) for Cause (as defined in the agreement) or (c) by him or her other than for Good Reason (as defined in the agreement), then he or she will receive a severance payment equal to 1.5 times his or her average annual compensation over the prior five tax years. This severance payment will be reduced to the extent necessary to avoid certain federal excise taxes. Also in such event, the Company will continue his or her life insurance, medical, health and accident and disability plans, programs or arrangements until the earlier of 24 months after the date of the Change in Control, his or her death, or his or her full-time employment. The agreement does not require Mr. Lyon or Ms. Moore to seek employment to mitigate any payments or benefits provided thereunder. Mr. Lyon is Vice-President, Treasurer and Controller of the Company. Ms. Moore is Vice President and Secretary of the Company.


ITEM 9.01.     FINANCIAL STATEMENTS AND EXHIBITS.

Exhibit No.    Description of Document

   10.1 Change in Control Agreement between RGC Resources, Inc. and Howard T. Lyon dated as of May 1, 2005

   10.2        Change in Control Agreement between RGC Resources, Inc. and Dale
               P. Moore dated as of May 1, 2005

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                              RGC RESOURCES, INC.



                              By  s/Howard T. Lyon
                                    Howard T. Lyon
                                    Vice-President, Treasurer and Controller
                                    (Principal Financial Officer)




Date: May 2, 2005